BDO Seidman, LLP                               40 Broad Street, Suite 500
Accountants and Consultants                    Boston, Massachusetts  02109-4307
                                               Telephone: (617) 422-0700
                                               Fax: (617) 422-0909



                                                                  June 18, 1997

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549

Gentlemen:

         We have been furnished with a copy of the response to Item 4 of Form 8-K/A1 for the event that occurred on April 21, 1997, to be filed by our former client, WebSecure, Inc. We agree with the statements made in response to that
Item insofar as they relate to our Firm.

                                                        Very truly yours,

                                                        /s/ BDO Seidman, LLP
                                                        ------------------------